     Preliminary Structural and Collateral Term Sheet

$675,716,000 (approximate) of Senior Certificates

J.P. Alternative Loan Trust 2006-S3

Mortgage Pass-Through Certificates, Series 2006-S3

Features of the Transaction		Preliminary Mortgage Pool(s) Data - 30 Year 06/01/2006

Pool 1
- Offering consists of approximately 675mm of Senior Certificates			Aggregate
rated AAA by S&P and Moody's		Collateral Type	30Yr
- The Amount of Senior Certificates is approximate and may vary.		Outstanding Principal Balance	730,504,155
- Pool 1 will collateralize the Deal with one set of Subordinate		Number of Mortgage Loans	2605
Certificates, Over-Collateralization and Excess Spread.		Average Original Balance	262,261
		Weighted Average Gross Coupon	7.205%
		Weighted Average Maturity	355
		Weighted Average Seasoning	1
		Weighted Average Loan-to-Value	76%
		Weighted Average FICO Score	704
		Geographic Distribution	CA(24%),NY(11%)
		Owner Occupied	67%
		Purpose-Cash Out	37%
		Interest Only	44%
		Primary Servicer	CWHL(42%),Chase(36%),GPM(20%)
		Other Servicers	Suntrust,PHH,NatCity,HSBC

Key Terms

Issuer :	J.P. Alternative Loan Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	10% clean-up call
Legal Investment:	The Senior Certificates are
SMEEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Over Collateralization
and Excess Spread
Expected AAA Subordination:	7.5% +/- .50%
Rating Agencies:	Moody's S&P
Registration:	Senior Certificates - DTC

Time Table (approximate)		JPMSI Whole Loan Trading Desk

Expected Settlement	6/29/06		John Horner
Cut-Off Date	6/1/06		Eric Norquist
First Distribution Date	7/25/06		Dan Lonski 212-834-2499
Distribution Date	25th or Next Business Day		Ruslan Margolin
Marc Simpson

JP Morgan Securities Inc.						Deal Summary Report					jpalt2006s3_bb01

					Assumptions						Collateral

Settlement	29-Jun-2006	Prepay			100 PPC				Balance	WAC	WAM	Age	WAL	Dur

1st Pay Date	25-Jul-2006	Default			0 CDR				$730,504,354.54	7.208	354	2	3.610	0.000

		Recovery		0	months

		Severity			0%

Tranche	Balance		Coupon	Principal	Avg	Dur Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name				Window	Life		bp		%		Int(M)	(MM)	Date

A1A		133,788,000.00	5.540	07/06 - 04/08	0.950								29-Jun-06	FIX
A1B		133,788,000.00	5.171	07/06 - 04/08	0.950								29-Jun-06	FLT
A2		99,183,000.00	5.820	04/08 - 02/09	2.200								01-Jun-06	FIX
A3		89,288,000.00	5.960	02/09 - 06/10	3.200								01-Jun-06	FIX
A4		70,009,000.00	6.280	06/10 - 04/13	5.000								01-Jun-06	FIX
A5		31,410,000.00	6.440	~04/13 - 06/14	7.930								01-Jun-06	FIX
A6		67,572,000.00	6.110	07/09 - 06/14	6.368								01-Jun-06	FIX
A7		50,678,000.00	6.240	07/09 - 06/14	6.368								01-Jun-06	FIX
M1		12,053,000.00	6.270	07/09 - 06/14	5.324								01-Jun-06	FIX
M2		8,036,000.00	6.320	07/09 - 06/14	5.324								01-Jun-06	FIX
M3		3,652,000.00	6.370	07/09 - 06/14	5.324								01-Jun-06	FIX
M4		3,653,000.00	6.420	07/09 - 06/14	5.324								01-Jun-06	FIX
M5		3,652,000.00	6.470	07/09 - 06/14	5.324								01-Jun-06	FIX
M6		3,653,000.00	6.570	07/09 - 06/14	5.324								01-Jun-06	FIX
B1		3,652,000.00	6.700	07/09 - 06/14	5.307								01-Jun-06	FIX
B2		3,653,000.00	6.700	07/09 - 02/14	5.156								01-Jun-06	FIX
B3		3,652,000.00	6.700	07/09 - 04/13	4.872								01-Jun-06	FIX

Yield Curve			Swap Curve				EDSF

Mat 6MO 2YR 3YR 5YR 10YR			1YR 2YR 3YR 4YR 5YR 7YR 10YR				0.9YR	1YR

Yld 4.979 4.979 4.975 5.982 5.086			5.435 5.426 5.438 5.465 5.497 5.57 5.639				5.437 5.443

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT
INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE
DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.
As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice.
Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.